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                 CONSENT OF SINGER, LEWAK, GREENBAUM & GOLDSTEIN LLP

                                     Exhibit 23.1

                          CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 19, 1999, which appears on page F-1 of the Annual Report on Form 10-KSB, as amended, of TeraGlobal Communications Corp. and subsidiaries for the year ended December 31, 1998.


SINGER, LEWAK, GREENBAUM & GOLDSTEIN LLP

Los Angeles, California
May 27, 1999